Exhibit 99.1

REACH CONSTRUCTION GROUP, LLC

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITOR’S REPORT

FOR THE YEAR ENDED

DECEMBER 31, 2018

REACH CONSTRUCTION GROUP, LLC

Index

Page

Independent Auditor’s Report	1

Balance Sheet	2-3

Statement Of Income And Member’s Deficit	4

Statement Of Cash Flows	5

Notes To The Financial Statements	6-12

Independent Auditor’s Report

To the Member of

Reach Construction Group, LLC:

We have audited the accompanying financial statements of Reach Construction Group, LLC, which com- prise the balance sheet as of December 31, 2018, and the related statements of income and member’s deficit, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility For The Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in ac- cordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presenta- tion of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the as- sessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropri- ateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reach Construction Group, LLC as of December 31, 2018, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Substantial Doubt About The Company’s Ability To Continue As a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, at December 31, 2018, the Company had a $454,591 working capital deficit and a $363,717 retained deficit in equity. These factors create a substantial doubt whether the Company is capable to continue as a going concern. Management’s evalu- ation of the events and conditions and management’s plans regarding these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

  Smith, Kesler & Company

                       Research Triangle Park, North Carolina

July 22, 2020

REACH CONSTRUCTION GROUP, LLC

BALANCE SHEET

DECEMBER 31, 2018

ASSETS

Current Assets (Note 6):
Cash (Notes 1 and 7)		$58,122

Accounts Receivable (Notes 1 and 7):
Construction Contracts:
Current billings	$130,298
Retainage	389,740
Total Accounts Receivable		520,038

Cost and estimated profit in excess of billings on uncompleted contracts (Notes 1 and 5)		135,329

Due from member (Note 10)		84,744

Total Current Assets		798,233

Property And Equipment, At Cost (Notes 1, 3 and 6):
Equipment	268,510

Vehicles	241,586

Total	510,096

Less: Accumulated depreciation (including expense of $109,814 in 2018)	(208,028)

Net Property And Equipment		302,068

Total Assets		$1,100,301

2

REACH CONSTRUCTION GROUP, LLC

BALANCE SHEET

DECEMBER 31, 2018

LIABILITIES AND MEMBER'S DEFICIT

Current Liabilities:
Accounts Payable:
Trade	$361,332
Retainage	12,924
Total Accounts Payable		$374,256

Line of credit (Note 6)		730,000

Current portion of notes payable (Note 3)		106,181

Accrued payroll taxes and withholdings		12,428

Accrued payroll		29,959

Total Current Liabilities		1,252,824

Non-Current Liabilities:
Non-current portion of notes payable (Note 3)		211,194

Total Liabilities		1,464,018

Member's Deficit		(363,717)

Total Liabilities And Member's Deficit		$1,100,301

See accompanying notes and independent auditor's report.

3

REACH CONSTRUCTION GROUP, LLC

STATEMENT OF INCOME AND MEMBER'S DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2018

Revenues (Notes 1 and 7):
Construction contracts	$5,354,166
Construction costs (Note 8)	(5,906,039)

Gross Loss From Operations		$(551,873)

General And Administrative Expenses:
Administrative salaries	876,218
Advertising	8,236
Insurance	75,515
Office	55,972
Professional fees	153,369
Rent (Note 8)	36,000
Retirement (Note 9)	41,424
Taxes and licenses	68,924
Telephone and utilities	39,456
Travel	36,447

Total General And Administrative Expenses		1,391,561

Loss From Operations		(1,943,434)

Other Expense:
Loss on disposal of fixed assets	(2,524)
Interest expense	(50,226)

Total Other Expense		(52,750)

Loss Before Provision For Income Taxes		(1,996,184)

Provision for income taxes (Note 2)		-0-

Net Loss		(1,996,184)

Member's equity, beginning of the year		1,632,467

Member's Deficit, End Of The Year		$(363,717)

See accompanying notes and independent auditor's report.

4

REACH CONSTRUCTION GROUP, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2018

Cash Flows From Operating Activities:
Net Loss		$(1,996,184)
Adjustments To Reconcile Net Loss To Net Cash Provided By Operating Activities:
Depreciation	$109,814
Loss on disposal of fixed assets	2,524

Changes In Assets And Liabilities:
Accounts receivable	4,769,972
Cost and estimated profit in excess of billings on uncompleted contracts	793,414
Prepaid expenses	13,728
Accounts payable	(3,505,216)
Accrued expenses	(5,953)

Total Adjustments		2,178,283

Net Cash Provided By Operating Activities		182,099

Cash Flows From Investing Activities:
Proceeds from disposal of fixed assets	15,713

Net Cash Provided By Investing Activities		15,713

Cash Flows From Financing Activities:
Principal payments on notes payable	(66,446)
Net member activity	(665,851)
Net line of credit activity	525,000

Net Cash Used In Financing Activities		(207,297)

Net Decrease In Cash		(9,485)

Cash, beginning of the year		67,607

Cash, End Of The Year		$58,122

See accompanying notes and independent auditor's report.

5

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

a.	The Company's Activities, Operating Cycle and Use of Estimates:

The Company is engaged in solar farm construction in North Carolina. The work is performed under unit-price and fixed-price contracts modified by incentive and penalty provisions.

The operating cycle of the Company's contracts varies, but is typically about one year. Assets and liabilities related to long-term contracts are included in current assets and liabilities in the accompanying Balance Sheet, as they will be liqui- dated in the normal course of contract completion, although this may require more than one year, depending on the contract period.

The preparation of financial statements in conformity with generally accepted ac- counting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contin- gent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

b.	Revenue and Cost Recognition:

Revenues from long-term construction contracts for financial reporting purposes are reported on the percentage-of-completion method. The percentage com- pleted for each contract is determined by the ratio of cost to date to estimated total cost, and this percentage is applied to the total estimated profit to determine the profit earned to date. That method is used because management considers total cost to be the best available measure of progress on the contract. No gross profit is recognized until the contract has reached 10% of completion. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that estimates used will change within the near term. Contract costs include direct materials, labor and payroll taxes, subcontracts and other direct costs as well as indirect costs such as depreciation, insurance, fuel, repairs and unassigned labor which are essential for contract performance. General and administrative costs are charged to expense as incurred. Provision is made for the entire amount of future estimated losses on contracts in the period when it first becomes known. Claims for additional contract compensation are not reflected in the accounts until the year in which such claims are allowed. When contracts extend over one or more fiscal years, revisions in cost and earnings estimated during the course of the work are reflected in the accounting period in which the facts which require revision become known. The asset, "cost and estimated profit in excess of billings on uncompleted contracts", represents revenues recognized in excess of the amounts billed. The liability, "billings in excess of cost and estimated profit on uncompleted contracts", represents billings in excess of revenues recognized.

Income from construction contracts for income tax purposes is reported on the cash basis method of accounting. Under this method, income on long-term contracts is recognized upon receipt and expenses when paid.

(Continued)

6

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018

(Continued)

c.	Property and Equipment:

Property and equipment are carried at cost. Major additions and betterments are charged to property accounts while maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently. Depreciation is provided for over the estimated useful lives of the respective assets by using the straight-line method which approximates the decline in value of the assets. Property items retired, or otherwise disposed of, are eliminated from the asset accounts and accumulated depreciation accounts. Gains and losses from disposals are included in earnings.

d.	Accounts Receivable:

Accounts receivable are stated at the amounts expected to be collected in future periods. Doubtful accounts are eliminated from accounts receivable by the direct write-off method. Subsequent collections of accounts which have been written off are reported as income in the period collected. The Company uses the direct write-off method due to the historically immaterial amounts of bad debts incurred. The direct write-off method is not in accordance with generally accepted accounting principles. Had generally accepted accounting principles been used, the financial statements taken as a whole would not change materially from the statements presented.

The schedule of aged accounts receivable for current billings at December 31, 2018, is as follows:

0 - 30 Days	$82,629
31 - 60 Days	42,230
61 - 90 Days	220
Over 90 Days	5,219
		$130,298

As of the date of the report, the Company had collected all of the foregoing balance of accounts receivable.

e.	Supplemental Cash Flow Information:

For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with maturities of three months or less to be cash equivalents.

In 2018, there were non-cash investing and financing activities of $111,889, rep- resenting the purchase of fixed assets and assumption of notes payable, which are not reflected in the Statement of Cash Flows.

In 2018, there were non-cash investing and financing activities of $41,910, representing the disposal of a vehicle and the payment to a former member, which are not reflected in the Statement of Cash Flows.

(Continued)

7

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018

(Continued)

In 2018, there were non-cash investing and financing activities of $104,828, rep- resenting the disposal of fixed assets and payment of notes payable, which are not reflected in the Statement of Cash Flows.

In 2018, there were non-cash investing activities of $60,735, representing the trade-in of fixed assets, which are not reflected in the Statement of Cash Flows.

Interest Paid During The Year	$50,226
Income Taxes Paid During The Year	$-0-

f.	Advertising:

Advertising costs are expensed as incurred.

g.	Subsequent Events:

Management has evaluated subsequent events through July 22, 2020, which is the date the financial statements were available to be issued.

2.	INCOME TAXES:

The Company’s member elected to be taxed as an “S” Corporation under the Internal Revenue Code and similar state law. Instead of paying company income taxes, the member is taxed individually on the Company’s pass through income. Therefore, no provision or liability for Federal or state income taxes has been made.

Management continually evaluates its income tax position based on tax laws and regulations and records adjustments as appropriate. This evaluation takes into consideration the status of any taxing authorities’ examinations, recent positions taken by the taxing authorities and the overall tax environment. As of December 31, 2018, management estimates that upon audit, the effects of any uncertain tax positions would be non-material to the financial statements as a whole. The tax returns filed by the Company are subject to examination, generally for three years after they were filed. As of December 31, 2018, there were no audits in process by Federal or state agencies.

3.	NOTES PAYABLE:

Notes payable are scheduled as follows:

	2018
	Current	Non-Current
Notes payable to Ally Financial, collateralized by vehicles, due in monthly installments ranging from $584 to $1,053, including interest ranging from 3.34% to 8.99% per annum	$22,067	$95,959

Note payable to GM Financial, collat- eralized by a vehicle, due in monthly installments of $1,213, including interest at 3% per annum	12,864	49,386

Notes payable to CAT Financial, collat- eralized by equipment, due in monthly installments of $1,208 and $3,849, including interest at 0% and 0.9% per annum	71,250	65,849

Total Notes Payable	$106,181	$211,194

(Continued)

8

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018

(Continued)

The aggregate annual maturities of long-term debt are as follows:

Year ending December 31, 2019	$106,181
2020	90,572
2021	43,265
2022	33,666
2023	29,633
Thereafter	14,058

4.	BACKLOG:

The following schedule presents a reconciliation of gross contract revenues to be earned in the future from contracts signed as of December 31:

Balance of revenues to be earned on signed contracts, January 1	$960,823

New contracts and contract adjustments entered into January 1 through December 31	4,990,843

Less: Contract revenues earned January 1 through December 31	(5,354,166)

Balance Of Revenues To Be Earned On Signed Contracts At December 31		$597,500

Estimated Gross Profit To Be Earned On Signed Contracts At December 31		$82,500

5.	CONTRACTS-IN-PROGRESS:

Information with respect to contracts-in-progress is as follows:

(Continued)

9

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018

(Continued)

Cost incurred on uncompleted contracts	$116,643
Estimated profit thereon	18,686

Total	135,329

Billings on uncompleted contracts	-0-

Net Under Billings		$135,329

The foregoing is included in the accompanying Balance Sheet under the following captions:

Cost and estimated profit in excess of billings on uncompleted contracts	$135,329

Billings in excess of cost and estimated profit on uncompleted contracts	-0-

Net Under Billings		$135,329

6.	LINE OF CREDIT:

The Company has available a $750,000 line of credit with SunTrust Bank. Interest is payable monthly at LIBOR (currently 2.49%) plus 2.5% per annum, with a minimum rate of 2.5%. The line of credit is collateralized by all assets and guaranteed by the member. At December 31, 2018, there was an outstanding balance of $730,000.

7.	CONCENTRATIONS:

a.	Cash:

Cash deposits at banks potentially subject the Company to credit risk. Deposits at each institution are insured by FDIC up to $250,000. Cash balances at risk and cash balances shown on the Balance Sheet may differ because of outstanding checks and deposits. A summary of the total insured and uninsured amounts held at December 31, 2018, follows:

Total cash held	$82,207
Portion insured by FDIC	(82,207)

Uninsured Cash Balances		-0-

b.	Accounts Receivable:

Two customers, individually, at December 31, 2018 accounted for more than 10% of the Company’s accounts receivable and retainage. The total of accounts receivable and retainage for these customers was $472,369 at December 31, 2018.

c.	Revenues:

Two customers, individually, for 2018 provided more than 10% of the Company’s gross revenues. Revenues earned on contracts with these customers totaled $4,501,420 for 2018.

10

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018

8.	OPERATING LEASES:

The Company leases equipment and office facilities under non-cancelable operating leases. Total lease expense for 2018 was $181,861, of which $145,861 was charged to construction costs. The following is a schedule, by year, of future minimum rentals under the leases at December 31:

Year ending December 31, 2019	$325,514
2020	338,616
2021	167,664
		$831,794

9.	RETIREMENT PLAN:

Employees of the Company may participate in a 401(k) retirement plan, whereby the em- ployees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and service requirements. The Company matches employee contributions up to 4.5% of their salary. Administrative expenses and matching contributions were $41,424 for 2018.

The Company may, at its discretion, make a profit sharing contribution to the Plan. No contribution was made for 2018.

10.	RELATED PARTY TRANSACTIONS:

At December 31, 2018, the Company was owed $84,744 by the member. The loan is non- interest bearing and due on demand but collection is not expected in the next twelve months.

In 2018, the Company paid $4,311 in legal fees to the manager of a former member.

11.	GOING CONCERN:

Management believes the Company's present cash flows indicate there is substantial doubt as to the Company's ability to continue as a going concern as they will not enable it to meet its obligations for twelve months from the date these financial statements are available to be issued. Management has developed a plan to address this issue. The Company sold in April, 2020 to Orbital Energy Group, Inc., a publicly-traded company listed on the Nasdaq. Reach will rely on the Parent Company's cash balance and positive working capital that the Parent Company will manage in the next twelve months. In addition, the Company has increased forecasted revenues for the remainder of 2020 and 2021, which are expected to provide increasing cash flows and profitability based on project schedules, budgets, and the Company’s ability to execute on these projects. The Parent Company may need to seek additional funding sources in the form of debt or equity during the next twelve months. Con- sidering the above factors, and additional measures that may be available to generate cash, management believes the Company will have sufficient cash flows to meet its obligations for the twelve-month period from the date the financial statements are available to be issued. However, the ability to meet obligations depends on the Company's ability to execute on its plans, of which success cannot be assured. As such, substantial doubt has not been alleviated.

11

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2018

12.	SUBSEQUENT PRONOUNCEMENTS:

Effective January 1, 2019, accounting principles generally accepted in the United States of America, pursuant to ASC 606, require the Company to adopt new revenue recognition pol- icies. Under the guidelines of the newly effective revenue recognition guidelines, manage- ment has retrospectively evaluated contracts-in-progress as of December 31, 2018. Con- tracts-in-progress have been evaluated for uninstalled materials, the combination of con- tracts, and multiple performance obligations within one contract. Based on management’s evaluation of the contracts-in-progress, there are no material retrospective effects necessary as of December 31, 2018.

13.	SUBSEQUENT EVENTS:

In April, 2020, the Company was acquired by Orbital Energy Group, Inc., a publically traded company.

12

REACH CONSTRUCTION GROUP, LLC

FINANCIAL STATEMENTS

AND

INDEPENDENT AUDITOR’S REPORT

FOR THE YEAR ENDED

DECEMBER 31, 2019

REACH CONSTRUCTION GROUP, LLC

Index

Page

Independent Auditor’s Report	1

Balance Sheet	2-3

Statement Of Income And Member’s Deficit	4

Statement Of Cash Flows	5

Notes To The Financial Statements	6-13

Independent Auditor’s Report

To the Member of

Reach Construction Group, LLC:

We have audited the accompanying financial statements of Reach Construction Group, LLC, which com- prise the balance sheet as of December 31, 2019, and the related statements of income and member’s deficit, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility For The Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in ac- cordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presenta- tion of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the as- sessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropri- ateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reach Construction Group, LLC as of December 31, 2019, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Substantial Doubt About The Company’s Ability To Continue As a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 11 to the financial statements, at December 31, 2019, the Company had a $10,769,401 working capital deficit and a $10,735,198 retained deficit in equity. These factors create a substantial doubt whether the Company is capable to continue as a going concern. Management’s eval- uation of the events and conditions and management’s plans regarding these matters are also described in Note 11. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

  Smith, Kesler & Company

                       Research Triangle Park, North Carolina

July 22, 2020

REACH CONSTRUCTION GROUP, LLC

BALANCE SHEET

DECEMBER 31, 2019

ASSETS

Current Assets (Note 6):
Cash (Notes 1 and 7)		$669,253

Accounts Receivable (Notes 1, 7 and 12):
Construction Contracts:
Current billings	$3,693,440
Retainage	1,868,647
Total Accounts Receivable		5,562,087

Cost and estimated profit in excess of billings on uncompleted contracts (Notes 1 and 5)		335,249

Prepaid insurance		10,719

Total Current Assets		6,577,308

Property And Equipment, At Cost (Notes 1, 3 and 6):
Equipment	268,510

Vehicles	442,712

Total	711,222

Less: Accumulated depreciation (including expense of $118,415 in 2019)	(294,089)

Net Property And Equipment		417,133

Total Assets		$6,994,441

REACH CONSTRUCTION GROUP, LLC

BALANCE SHEET

DECEMBER 31, 2019

LIABILITIES AND MEMBER'S DEFICIT

Current Liabilities:
Accounts Payable (Note 12):
Trade	$10,345,711
Retainage	$541,613
Total Accounts Payable		$10,887,324

Billings in excess of cost and estimated profit on uncompleted contracts (Notes 1 and 5)		2,969,721

Accrued losses on contracts-in-progress (Notes 1 and 5)		2,460,227

Accrued payroll		161,271

Current portion of notes payable (Note 3)		118,166

Line of credit (Note 6)		750,000

Total Current Liabilities		17,346,709

Non-Current Liabilities:
Non-current portion of notes payable (Note 3)	311,025

Due to member (Note 10)	71,905

Total Non-Current Liabilities		382,930

Total Liabilities		17,729,639

Member's Deficit		(10,735,198)

Total Liabilities And Member's Deficit		$6,994,441

See accompanying notes and independent auditor's report.

REACH CONSTRUCTION GROUP, LLC

STATEMENT OF INCOME AND MEMBER'S DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2019

Revenues (Notes 1 and 7):
Construction contracts	$12,148,773
Construction costs (Note 8)	(19,750,886)

Gross Loss From Operations		$(7,602,113)

General And Administrative Expenses:
Administrative salaries	1,990,333
Administrative depreciation	21,559
Insurance	137,350
Office (Note 8)	82,743
Professional fees	167,546
Repairs	5,810
Rent (Note 8)	34,440
Retirement (Note 9)	42,410
Taxes and licenses	117,091
Telephone and utilities	59,570
Travel	71,759

Total General And Administrative Expenses		2,730,611

Loss From Operations		(10,332,724)

Other Expense:
Interest expense		(38,757)

Loss Before Provision For Income Taxes		(10,371,481)

Provision for income taxes (Note 2)		-0-

Net Loss		(10,371,481)

Member's deficit, beginning of the year		(363,717)

Member's Deficit, End Of The Year		$(10,735,198)

See accompanying notes and independent auditor's report.

 REACH CONSTRUCTION GROUP, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2019

Cash Flows From Operating Activities:
Net Loss		$(10,371,481)
Adjustments To Reconcile Net Loss To Net Cash Provided By Operating Activities:
Depreciation	$118,415

Changes In Assets And Liabilities:
Accounts receivable	(5,042,048)
Cost and estimated profit in excess of billings on uncompleted contracts	(199,920)
Prepaid expenses	(10,719)
Accounts payable	10,513,068
Billings in excess of cost and estimated profit on uncompleted contracts	2,969,721
Accrued losses on contracts-in-progress	2,460,227
Accrued expenses	118,884

Total Adjustments		10,927,628

Net Cash Provided By Operating Activities		556,147

Cash Flows From Investing Activities:
Capital expenditures	(16,001)

Net Cash Used In Investing Activities		(16,001)

Cash Flows From Financing Activities:
Principal payments on notes payable	(110,555)
Net member activity	161,540
Net line of credit activity	20,000

Net Cash Provided By Financing Activities		70,985

Net Increase In Cash		611,131

Cash, beginning of the year		58,122

Cash, End Of The Year		$669,253

See accompanying notes and independent auditor's report.

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2019

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

a.	The Company's Activities, Operating Cycle and Use of Estimates:

The Company is engaged in solar farm construction primarily in North Carolina. The work is performed primarily for private entities under unit-price and fixed-price contracts modified by incentive and penalty provisions. Payment is typically due in installments, based on terms specified in the contracts.

The operating cycle of the Company's contracts varies, but is typically about one year. Assets and liabilities related to long-term contracts are included in current assets and liabilities in the accompanying Balance Sheet, as they will be liqui- dated in the normal course of contract completion, although this may require more than one year, depending on the contract period.

The preparation of financial statements in conformity with generally accepted ac- counting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contin- gent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

b.	Revenue and Cost Recognition:

On January 1, 2019, the Company adopted Accounting Standards Update 2014- 09 (ASC Topic 606), “Revenue from Contracts with Customers” using the modi- fied retrospective method of transition in which the new guidance was applied retrospectively to contracts that were not completed as of January 1, 2019. Based on management’s evaluation of the contracts-in-progress, there are no material retrospective adjustments as of December 31, 2018.

The Company considers each contract to be one performance obligation, unless circumstances dictate otherwise. Some of the Company’s contracts may contain multiple performance obligations. For contracts with multiple performance obli- gations, the Company allocates the contract's transaction price to each perfor- mance obligation using the Company’s best estimate of the standalone selling price of each distinct good or service in the contract. Revenue is recognized as performance obligations are satisfied.

The Company evaluates whether two or more contracts should be combined and accounted for as one single contract and whether the combined or single contract should be accounted for as more than one performance obligation. This evalua- tion requires significant judgment and the decision to combine a group of con- tracts or separate the combined or single contract into multiple performance obli- gations could change the amount of revenue and profit recorded in a given period.

(Continued)

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2019

(Continued)

Revenues from long-term construction contracts for financial reporting purposes are reported on the percentage-of-completion method (an input method). The percentage completed for each contract is determined by the ratio of cost to date to estimated total cost, and this percentage is applied to the total estimated profit to determine the profit earned to date. That method is used because management considers total cost to be the best available measure of progress on the contract. When the Company determines there are significant uninstalled ma- terials on a contract, the Company recognizes revenue for the transfer of the goods, but only in an amount equal to the cost of those goods. In those circum- stances, the Company excludes the costs of the goods from the cost-to-cost cal- culation to be consistent with the cost-to-cost methodology. No gross profit is recognized until the contract has reached 10% of completion. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that estimates used will change within the near term. Contract costs include direct materials, labor and payroll taxes, subcontracts and other direct costs as well as indirect costs such as depreciation, insurance, repairs and unassigned labor which are essential for contract performance. General and administrative costs are charged to expense as incurred. Provision is made for the entire amount of future estimated losses on contracts in the period when it first becomes known. Contract modifications are routine in the performance of the Company's contracts. Contracts are often modified to account for changes in the contract specifications or requirements. In most instances, contract modifications are for goods or ser- vices that are not distinct, and, therefore, are accounted for as part of the existing contract. The nature of the Company’s contracts gives rise to several types of variable consideration, including claims and award and incentive fees. The Com- pany includes in the contract estimates additional revenue for submitted contract modifications or claims against the customer when the Company believes it has an enforceable right to the modification or claim, the amount can be estimated reliably, and its realization is probable. In evaluating these criteria, the Company considers the contractual/legal basis for the claim, the cause of any additional costs incurred, the reasonableness of those costs and the objective evidence available to support the claim. The Company includes award or incentive fees in the estimated transaction price when there is a basis to reasonably estimate the amount of the fee. These estimates are based on historical award experience, anticipated performance and the Company’s best judgment at the time. When contracts extend over one or more fiscal years, revisions in cost and earnings estimated during the course of the work are reflected in the accounting period in which the facts which require revision become known. The asset, "cost and esti- mated profit in excess of billings on uncompleted contracts", represents revenues recognized in excess of the amounts billed. The liability, "billings in excess of cost and estimated profit on uncompleted contracts", represents billings in excess of revenues recognized. The liability “accrued losses on contracts-in-progress”, rep- resents estimated losses on uncompleted contracts in excess of the amounts rec- ognized on the percentage-of-completion method of accounting.

Income from construction contracts for income tax purposes is reported on the cash basis method of accounting. Under this method, income on long-term contracts is recognized upon receipt and expenses when paid.

c.	Property and Equipment:

Property and equipment are carried at cost. Major additions and betterments are charged to property accounts while maintenance and repairs which do not improve or extend the life of the respective assets are expensed currently.

(Continued)

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2019

(Continued)

Depreciation is provided for over the estimated useful lives of the respective assets by using the straight-line method which approximates the decline in value of the assets. Property items retired, or otherwise disposed of, are eliminated from the asset accounts and accumulated depreciation accounts. Gains and losses from disposals are included in earnings.

d.	Accounts Receivable:

Accounts receivable are stated at the amounts expected to be collected in future periods. Doubtful accounts are eliminated from accounts receivable by the direct write-off method. Subsequent collections of accounts which have been written off are reported as income in the period collected. The Company uses the direct write-off method due to the historically immaterial amounts of bad debts incurred. The direct write-off method is not in accordance with generally accepted account- ing principles. Had generally accepted accounting principles been used, the financial statements taken as a whole would not change materially from the statements presented.

The schedule of aged accounts receivable for current billings at December 31, 2019, is as follows:

0 - 30 Days	$1,755,473
31 - 60 Days	1,932,117
61 - 90 Days
Over 90 Days	5,850
		$3,693,440

As of the date of the report, the Company had collected $2,976,871 of the fore- going balance of accounts receivable. None of the over ninety days accounts receivable were collected.

e.	Supplemental Cash Flow Information:

For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with maturities of three months or less to be cash equivalents.

In 2019, there were non-cash investing and financing activities of $278,504, rep- resenting the purchase of fixed assets and assumption of notes payable, which are not reflected in the Statement of Cash Flows.

In 2019, there were non-cash investing activities of $47,383, representing the trade-in of fixed assets, which are not reflected in the Statement of Cash Flows.

In 2019, there were non-cash investing and financing activities of $56,134, repre- senting the disposal of fixed assets and payment of notes payable, which are not reflected in the Statement of Cash Flows.

(Continued)

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2019

(Continued)

In 2019, there were non-cash investing and financing activities of $4,841, repre- senting the trade-in of fixed assets and payoff of member loan, which are not reflected in the Statement of Cash Flows.

Interest Paid During The Year	$38,757
Income Taxes Paid During The Year	$-0-

f.	Advertising:

Advertising costs are expensed as incurred.

g.	Subsequent Events:

Management has evaluated subsequent events through July 22, 2020, which is the date the financial statements were available to be issued.

2.	INCOME TAXES:

The Company’s member elected to be taxed as an “S” Corporation under the Internal Revenue Code and similar state law. Instead of paying company income taxes, the member is taxed individually on the Company’s pass through income. Therefore, no provision or liability for Federal or state income taxes has been made.

Management continually evaluates its income tax position based on tax laws and regulations and records adjustments as appropriate. This evaluation takes into consideration the status of any taxing authorities’ examinations, recent positions taken by the taxing authorities and the overall tax environment. As of December 31, 2019, management estimates that upon audit, the effects of any uncertain tax positions would be non-material to the financial state- ments as a whole. The tax returns filed by the Company are subject to examination, gener- ally for three years after they were filed. As of December 31, 2019, there were no audits in process by Federal or state agencies.

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2019

3.	NOTES PAYABLE:

Notes payable are scheduled as follows:

	2019
	Current	Non-Current

Notes payable to Ally Financial, collat-eralized by vehicles, due in monthly installments ranging from $584 to $2,833, including interest ranging from 3.34% to 13.49% per annum	$47,105	$227,580

Note payable to Jaguar Financial Group, collateralized by a vehicle, due in monthly installments of $1,854, including interest at 6.79% per annum	16,742	71,914

Notes payable to CAT Financial, collat- eralized by equipment, due in month-ly installments of $1,208 and $3,849, including interest at 0% and 0.9% per annum	54,319	11,531

Total Notes Payable	$118,166	$311,025

The aggregate annual maturities of long-term debt are as follows:

Year ending December 31, 2020	$118,166
2021	73,974
2022	68,590
2023	75,403
2024	66,366
Thereafter	26,692

4.	BACKLOG:

The following schedule presents a reconciliation of gross contract revenues to be earned in the future from contracts signed as of December 31:

Balance of revenues to be earned on signed contracts, January 1	$597,500

New contracts and contract adjustments entered into January 1 through December 31	25,184,464

Less: Contract revenues earned January 1 through December 31	(12,148,773)

Balance Of Revenues To Be Earned On Signed Contracts At December 31	$13,633,191

Estimated Gross Profit To Be Earned On Signed Contracts At December 31	$1,007,191

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2019

5.	CONTRACTS-IN-PROGRESS:

Information with respect to contracts-in-progress is as follows:

Cost incurred on uncompleted contracts	$18,747,449
Estimated loss thereon	(7,666,860)

Total	11,080,589

Billings on uncompleted contracts	(16,175,288)

Net Over Billings	$(5,094,699)

The foregoing is included in the accompanying Balance Sheet under the following captions:

Cost and estimated profit in excess of billings on uncompleted contracts	$335,249
Billings in excess of cost and estimated profit on uncompleted contracts	(2,969,721)
Accrued losses on contracts-in-progress	(2,460,227)

Net Over Billings	$(5,094,699)

6.	LINE OF CREDIT:

The Company has available a $750,000 revolving line of credit with Truist. Interest is paya- ble monthly at LIBOR (currently 2.49%) plus 2.5% per annum, with a minimum rate of 2.5%. The line of credit is collateralized by all assets and guaranteed by the member. The line of credit has no established maturity date. At December 31, 2019, there was an outstanding balance of $750,000.

7.	CONCENTRATIONS:

a.	Cash:

Cash deposits at banks potentially subject the Company to credit risk. Deposits at each institution are insured by FDIC up to $250,000. Cash balances at risk and cash balances shown on the Balance Sheet may differ because of outstanding checks and deposits. A summary of the total insured and uninsured amounts held at December 31, 2019, follows:

Total cash held	$669,253
Portion insured by FDIC	(250,000)

Uninsured Cash Balances	$419,253

b.	Accounts Receivable:

Three customers, individually, at December 31, 2019 accounted for more than 10% of the Company’s accounts receivable and retainage. The total of accounts receivable and retainage for these customers was $5,058,066 at December 31, 2019.

c.	Revenues:

Four customers, individually, for 2019 provided more than 10% of the Company’s gross revenues. Revenues earned on contracts with these customers totaled $11,327,800 for 2019.

(Continued)

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2019

8.	OPERATING LEASES:

The Company leases equipment and office facilities under non-cancelable operating leases. Total lease expense for 2019 was $393,364 of which $300,794 was charged to construction costs. The following is a schedule, by year, of future minimum rentals under the leases at December 31:

Year ending December 31, 2020	$527,085
2021	540,187
2022	310,933

$1,378,205

9.	RETIREMENT PLAN:

Employees of the Company may participate in a 401(k) retirement plan, whereby the em- ployees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and service requirements. The Company matches employee contributions up to 4.5% of their salary. Administrative expenses and matching contributions were $42,410 for 2019.

The Company may, at its discretion, make a profit sharing contribution to the Plan. No contribution was made for 2019.

10.	RELATED PARTY TRANSACTIONS:

At December 31, 2019, the Company owes $71,905 to the member. The loan is non-interest bearing and due on June 30, 2022.

11.	GOING CONCERN:

Management believes the Company's present cash flows indicate there is substantial doubt as to the Company's ability to continue as a going concern as they will not enable it to meet its obligations for twelve months from the date these financial statements are available to be issued. Management has developed a plan to address this issue. The Company sold in April, 2020 to Orbital Energy Group, Inc., a publicly-traded company listed on the Nasdaq. Reach will rely on the Parent Company's cash balance and positive working capital that the Parent Company will manage in the next twelve months. In addition, the Company has increased forecasted revenues for the remainder of 2020 and 2021, which are expected to provide increasing cash flows and profitability based on project schedules, budgets, and the Company’s ability to execute on these projects. The Parent Company may need to seek additional funding sources in the form of debt or equity during the next twelve months. Con- sidering the above factors, and additional measures that may be available to generate cash, management believes the Company will have sufficient cash flows to meet its obligations for the twelve-month period from the date the financial statements are available to be issued. However, the ability to meet obligations depends on the Company's ability to execute on its plans, of which success cannot be assured. As such, substantial doubt has not been alleviated.

REACH CONSTRUCTION GROUP, LLC

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2019

12.	UNCERTAINTY:

Subsequent to December 31, 2019, local, U.S., and world governments have encouraged self-isolation to curtail the spread of the global pandemic, coronavirus disease (COVID-19), by mandating temporary work stoppage in many sectors and imposing limitations on travel and size and duration of group meetings. Most industries are experiencing disruption to business operations and the impact of reduced consumer spending. There is unprecedented uncertainty surrounding the duration of the pandemic, its potential economic ramifications, and any government actions to mitigate them. Accordingly, while management cannot quan- tify the financial and other impact to the Company as of July 22, 2020, management believes that a material impact on the Company's financial position and results of future operations is reasonably possible.

At December 31, 2019, the Company has approximately $1.2 million of accounts receivable that is currently in dispute by the owner on eight different projects. The Company has antic- ipated approximately $1.8 million of change orders on uncompleted projects that have not been recorded. In August, 2020, mediation is scheduled to resolve all claims and counter- claims.

At December 31, 2019, the Company recorded approximately $700,000 of disputed liabilities to a subcontractor. These labilities are recorded in the accompanying financial statements. Management believes the matter will be resolved as the changes are in excess of the exe- cuted contracts.

The Company is involved in various other lawsuits and disputes, none of which have been resolved as of the date of this report. No adjustment has been recorded in the accompanying financial statements should the Company ultimately be unsuccessful with these aforemen- tioned issues.

13.	SUBSEQUENT EVENTS:

In April, 2020, the Company was acquired by Orbital Energy Group, Inc., a publically traded company.

REACH CONSTRUCTION GROUP, LLC

FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED

MARCH 31, 2020 AND 2019

(Unaudited)

REACH CONSTRUCTION GROUP, LLC

Index

Page

Balance Sheet	1

Statement Of Income And Member’s Deficit	2

Statement Of Cash Flows	3

Notes To The Financial Statements	4-5

Reach Construction Group, LLC
Balance Sheet
March 31, 2020 and December 31, 2019

	Reach Construction Group, LLC
	As of March 31,	As of December 31,
(in thousands)	2020	2019
	(Unaudited)
Assets:
Current Assets:
Cash and cash equivalents	$19	669
Trade accounts receivable, net of allowance	6,972	3,693
Retention receivable	1,830	1,869
Contract assets	269	335
Prepaid expenses	0	11
Total current assets	9,090	6,577

Property and equipment, less accumulated depreciation	382	417
Deposits and other assets	427	-
Total assets	$9,899	$6,994

Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts payable	$11,949	10,887
Line of credit	450	750
Notes payable, current	—	118
Accrued expenses	1,225	161
Contract liabilities	3,781	5,430
Total current liabilities	17,405	17,346
Notes payable, noncurrent	3,398	311
Due to member	—	72
Total liabilities	20,803	17,729

Commitments and contingencies

Member's deficit	(10,904)	(10,735)
Total liabilities and member's deficit	$9,899	$6,994

1

Reach Construction Group, LLC
Statement of Operations
Three Months Ended March 31, 2020 and March 31, 2019

(Unaudited)

	Reach Construction Group, LLC
	3 Months Ended	3 Months Ended
(in thousands)	March 31,	March 31,
	2020	2019

Revenues	$9,244	$679

Cost of revenues	8,823	1,075

Gross profit	421	(396)

Operating expenses:
General and administrative expenses	560	463
Depreciation and amortization	12	-

Total operating expenses	572	463

Continuing loss from operations	(151)	(859)

Interest expense	(18)	(7)

Loss before income taxes	(169)	(866)
Provision for income taxes	—	—

Net loss	(169)	(866)

Member's deficit, beginning of the year	(10,735)	(364)

Member's deficit, end of the year	$(10,904)	$(1,230)

2

Reach Construction Group, LLC
Statement of Cash Flows
For the Three Monts Ended March 31, 2020 and March 31 2019
(Unaudited)
(in thousands)	Three months ended March 31, 2020	Three months ended March 31, 2019
Cash Flows From Operating Activities:
Net Loss	$(169)	$(866)
Adjustment To Reconcile Net Loss To Net Cash Provided by Operating Activiites:

Depreciation	36	—

Changes In Assets and Liabilities:
Accounts Receivable	(3,240)	54
Contract assets	67	—
Prepaid Expenses	11	—
Accounts Payable	2,065	614
Contract liabilities	(1,649)	—
Accrued Expenses	60	(39)
Total Adjustments	(2,650)	629

Net Cash Used by Operating Activities	(2,819)	(237)

Cash Flows From Investing Activities:
Net Cash Used In Investing Activities	—	—

Cash Flows from Financing Activities:
Principal Payments on Notes Payable	(31)	(23)
Net Member Activity	(500)	334
Loan from Orbital Energy Group, Inc.	3,000	—
Net Line of Credit Activity	(300)	—
Net Cash Provided by Financing Activities	2,169	311

Net (decrease) increase In Cash	(650)	74

Cash, Beginning of the Year	669	58

Cash, Three Months End of period	$19	$132

3

Reach Construction Group, LLC

Notes to Unaudited Financial Statements

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

a.	The Company's Activities, Operating Cycle and Use of Estimates:

                      The Company is engaged in solar farm construction primarily in North Carolina. The work is performed primarily for private entities under unit-price and fixed-price contracts modified by incentive and penalty provisions. Payment is typically due in installments, based on terms specified in the contracts.

The operating cycle of the Company's contracts varies, but is typically about one year. Assets and liabilities related to long-term contracts are included in current assets and liabilities in the accompanying Balance Sheet, as they will be liquidated in the normal course of contract completion, although this may require more than one year, depending on the contract period.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

b.	Revenue and Cost Recognition:

On January 1, 2019, the Company adopted Accounting Standards Update 2014- 09 (ASC Topic 606), “Revenue from Contracts with Customers” using the modified retrospective method of transition in which the new guidance was applied retrospectively to contracts that were not completed as of January 1, 2019. Based on management’s evaluation of the contracts-in-progress, there were no material retrospective adjustments as of December 31, 2018.

The Company considers each contract to be one performance obligation, unless circumstances dictate otherwise. Some of the Company’s contracts may contain multiple performance obligations. For contracts with multiple performance obligations, the Company allocates the contract's transaction price to each performance obligation using the Company’s best estimate of the standalone selling price of each distinct good or service in the contract. Revenue is recognized as performance obligations are satisfied.

The Company evaluates whether two or more contracts should be combined and accounted for as one single contract and whether the combined or single contract should be accounted for as more than one performance obligation. This evaluation requires significant judgment and the decision to combine a group of contracts or separate the combined or single contract into multiple performance obligations could change the amount of revenue and profit recorded in a given period.

Revenues from long-term construction contracts for financial reporting purposes are reported on the percentage-of-completion method (an input method). The percentage completed for each contract is determined by the ratio of cost to date to estimated total cost, and this percentage is applied to the total estimated profit to determine the profit earned to date. That method is used because management considers total cost to be the best available measure of progress on the contract. When the Company determines there are significant uninstalled materials on a contract, the Company recognizes revenue for the transfer of the goods, but only in an amount equal to the cost of those goods. In those circum- stances, the Company excludes the costs of the goods from the cost-to-cost calculation to be consistent with the cost-to-cost methodology. No gross profit is recognized until the contract has reached 10% of completion. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that estimates used will change within the near term. Contract costs include direct materials, labor and payroll taxes, subcontracts and other direct costs as well as indirect costs such as depreciation, insurance, repairs and unassigned labor which are essential for contract performance. General and administrative costs are charged to expense as incurred. Provision is made for the entire amount of future estimated losses on contracts in the period when it first becomes known. Contract modifications are routine in the performance of the Company's contracts. Contracts are often modified to account for changes in the contract specifications or requirements. In most instances, contract modifications are for goods or services that are not distinct, and, therefore, are accounted for as part of the existing contract. The nature of the Company’s contracts gives rise to several types of variable consideration, including claims and award and incentive fees. The Company includes in the contract estimates additional revenue for submitted contract modifications or claims against the customer when the Company believes it has an enforceable right to the modification or claim, the amount can be estimated reliably, and its realization is probable. In evaluating these criteria, the Company considers the contractual/legal basis for the claim, the cause of any additional costs incurred, the reasonableness of those costs and the objective evidence available to support the claim. The Company includes award or incentive fees in the estimated transaction price when there is a basis to reasonably estimate the amount of the fee. These estimates are based on historical award experience, anticipated performance and the Company’s best judgment at the time. When contracts extend over one or more fiscal years, revisions in cost and earnings estimated during the course of the work are reflected in the accounting period in which the facts which require revision become known. The asset, "cost and estimated profit in excess of billings on uncompleted contracts,” represents revenues recognized in excess of the amounts billed. The liability, "billings in excess of cost and estimated profit on uncompleted contracts,” represents billings in excess of revenues recognized. The liability “accrued losses on contracts-in-progress,” represents estimated losses on uncompleted contracts in excess of the amounts recognized on the percentage-of-completion method of accounting.

Income from construction contracts for income tax purposes is reported on the cash basis method of accounting. Under this method, income on long-term contracts is recognized upon receipt and expenses when paid.

c.

Property and Equipment:

Property and equipment are carried at cost. Major additions and betterments are charged to property accounts while maintenance and repairs, which do not improve or extend the life of the respective assets are expensed currently. Depreciation is provided for over the estimated useful lives of the respective assets by using the straight-line method which approximates the decline in value of the assets. Property items retired, or otherwise disposed of, are eliminated from the asset accounts and accumulated depreciation accounts. Gains and losses from disposals are included in earnings.

4

d.

Accounts Receivable:

Accounts receivable are stated at the amounts expected to be collected in future periods. Doubtful accounts are eliminated from accounts receivable by the direct write-off method. Subsequent collections of accounts which have been written off are reported as income in the period collected. The Company uses the direct write-off method due to the historically immaterial amounts of bad debts incurred. The direct write-off method is not in accordance with generally accepted accounting principles. Had generally accepted accounting principles been used, the financial statements taken as a whole would not change materially from the statements presented.

2.           INCOME TAXES:

The Company’s member elected to be taxed as an “S” Corporation under the Internal Revenue Code and similar state law. Instead of paying company income taxes, the member is taxed individually on the Company’s pass-through income. Therefore, no provision or liability for Federal or state income taxes has been made.

Management continually evaluates its income tax position based on tax laws and regulations and records adjustments as appropriate. This evaluation takes into consideration the status of any taxing authorities’ examinations, recent positions taken by the taxing authorities and the overall tax environment. As of March 31, 2020 and December 31, 2019, management estimates that upon audit, the effects of any uncertain tax positions would not be material to the financial statements as a whole. The tax returns filed by the Company are subject to examination, generally for three years after they were filed. As of March 31, 2020 and December 31, 2019, there were no audits in process by Federal or state agencies.

3.           NOTES PAYABLE:

Notes payable are scheduled as follows:

(in thousands)	March 31, 2020		December 31, 2019
	Current	Non-current	Current	Non-Current
Notes payable to Ally Financial, collateralized by vehicles, due in monthly installments ranging from $1 to $3, including interest ranging from 3.34% to 13.49% per annum.	$46	$217	$47	$228

Note payable to Jaguar Financial Group, collateralized by a vehicle, due in monthly installments of $2, including interest at 6.79% per annum.	17	67	17	72

Notes payable to CAT Financial, collateralized by equipment, due in monthly installments of $1,208 including interest at 0% and 0.9% per annum.	51	—	54	11

Total Notes Payable	$114	$284	$118	$311

4.           LINE OF CREDIT:

The Company has available a $750,000 revolving line of credit with Truist. Interest is payable monthly at LIBOR plus 2.5% per annum, with a minimum rate of 2.5%. The interest rate was 4.08% and 4.99% at March 31, 2020 and December 31, 2019, respectively. The line of credit is collateralized by all assets and guaranteed by the member. The line of credit has no established maturity date. At March 31, 2020 and December 31, 2019, there was an outstanding balance of $450,000 and $750,000, respectively.

5